=========================================================================



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 _____________

                                  FORM 8-K/A
                              Amendment No. 1 to
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               December 26, 1995

                                 _____________

                                 U. S. BANCORP
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    Oregon
                (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                    0-3505
                             (COMMISSION FILE NO.)

                                  93-0571730
                       (IRS EMPLOYER IDENTIFICATION NO.)

                111 S.W. Fifth Avenue
                Portland, Oregon                             97204
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

              Registrant's telephone number, including area code:
                                (503) 275-6111



=========================================================================

ITEM 5.  OTHER EVENTS.

          The merger (the "Merger") of West One Bancorp ("West One") with and into the registrant pursuant to an Agreement and Plan of Merger dated as of May 5, 1995, was consummated on December 26, 1995. West One, a registered bank holding company headquartered in Boise, Idaho, had total assets of $9.2 billion and total deposits of $7.1 billion at September 30, 1995. The Merger was approved by the shareholders of West One and of the registrant on October 3, 1995, and final regulatory approval was received on December 11, 1995.

          In the Merger, each outstanding share of West One common stock, other than certain shares held by the registrant or any of its subsidiaries, was converted into the right to receive 1.47 shares of the registrant's common stock, with cash paid in lieu of fractional shares based on the average of the closing sale prices of the registrant's common stock for the five trading days immediately preceding December 26, 1995, $31.925 per share. Approximately
54.7 million shares of the registrant's common stock will be issued in the Merger. The consideration paid by the registrant in the Merger was determined by arm's-length negotiations between the parties.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)   Financial Statements.

                The following financial statements of West One Bancorp and Subsidiaries are filed as part of this report:

                Consolidated Balance Sheets at December 31, 1994, and 1993.*

                Consolidated Statements of Income for the years ended December 31, 1994, 1993, and 1992.*

                Consolidated Statements of Shareholders' Equity for the years ended December 31, 1994, 1993, and 1992.*

                Consolidated Statements of Cash Flows for the years ended December 31, 1994, 1993, and 1992.*

                Notes to Consolidated Financial Statements.*

                Report of Independent Accountants.*

                Consolidated Balance Sheets at September 30, 1995, and 1994, and December 31, 1994 (unaudited).

                Consolidated Statements of Income for the quarter and for the nine months ended September 30, 1995, and 1994 (unaudited).

                Consolidated Statements of Cash Flows for the nine months ended September 30, 1995, and 1994 (unaudited).

                Notes to Quarterly Consolidated Financial Statements.

__________________________

*Incorporated by reference to Item 7 of the registrant's Current Report on Form 8-K dated August 30, 1995.

          (b)   Pro Forma Financial Information.

                      The following unaudited pro forma financial information
                of U. S. Bancorp and Subsidiaries is filed as part of this report:

                Pro Forma Condensed Balance Sheet dated September 30, 1995.

                Pro Forma Condensed Statement of Income for the nine months ended September 30, 1995.

                Pro Forma Condensed Statement of Income for the year ended December 31, 1994.

                Pro Forma Condensed Statement of Income for the year ended December 31, 1993.

                Pro Forma Condensed Statement of Income for the year ended December 31, 1992.

                Notes to Pro Forma Condensed Financial Statements.

          (c)   Exhibits.

                See the accompanying exhibit index.

CONSOLIDATED BALANCE SHEETS (Unaudited)
WEST ONE BANCORP AND SUBSIDIARIES
------------------------------------------------------------------------------
                                             September 30,      December 31,
Dollars in thousands                      1995          1994         1994
------------------------------------------------------------------------------
ASSETS
Cash and due from banks               $  524,887    $  512,807   $  632,577
Federal funds sold, securities
 purchased under agreements to
 resell and other                        237,043        61,117      112,516
______________________________________________________________________________
Securities:
 Available for sale                    1,165,851     1,040,237    1,139,765
 Held to maturity                        602,386       600,329      581,155
------------------------------------------------------------------------------
Total securities                       1,768,237     1,640,566    1,720,920
------------------------------------------------------------------------------
Loans:
 Real estate - mortgage                2,275,204     2,085,354    2,207,247
 Real estate - construction              351,265       298,185      319,228
 Commercial and agricultural           2,423,344     2,176,550    2,205,459
 Consumer                              1,238,638     1,123,140    1,172,616
 Leases                                  175,361       156,228      160,873
------------------------------------------------------------------------------
Total loans                            6,463,812     5,839,457    6,065,423
Allowance for credit losses              (83,094)      (79,417)     (81,757)
------------------------------------------------------------------------------
Net loans                              6,380,718     5,760,040    5,983,666
------------------------------------------------------------------------------
Premises and equipment                   123,867       124,992      128,506
Interest receivable                       73,311        61,512       66,605
Other assets                             136,440       147,066      147,909
------------------------------------------------------------------------------
Total assets                          $9,244,503    $8,308,100   $8,792,699
==============================================================================
LIABILITIES
Deposits:
 Noninterest bearing                  $1,437,361    $1,335,355   $1,397,843
 Interest bearing demand                 687,129       714,385      749,755
 Regular and money market savings      2,030,400     2,063,256    2,086,718
 Time certificates under $100,000      1,983,221     1,688,429    1,755,013
 Time certificates $100,000 and over     938,869       757,598      821,553
------------------------------------------------------------------------------
Total deposits                         7,076,980     6,559,023    6,810,882
Federal funds purchased and securities
 sold under agreements to repurchase     462,013       458,917      804,161
Other short-term borrowings              526,565       326,794      122,153
Long-term debt                           315,887       188,044      253,073
Other liabilities                        104,176        90,956       86,661
------------------------------------------------------------------------------
Total liabilities                      8,485,621     7,623,734    8,076,930
------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock - $1.00 par value;
 75,000,000 shares authorized;
 36,922,837, 35,555,744 and
 36,745,368 shares issued                 36,923        35,556       36,745
Capital surplus                          290,191       320,950      327,879
Retained earnings                        430,087       333,228      364,041
Unrealized gain (loss) on
 securities, net of tax                    1,681        (5,368)     (12,896)
------------------------------------------------------------------------------
Total shareholders' equity               758,882       684,366      715,769
------------------------------------------------------------------------------
Total liabilities and
 shareholders' equity                 $9,244,503    $8,308,100   $8,792,699
==============================================================================
The accompanying notes are an integral part of the financial statements.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
WEST ONE BANCORP AND SUBSIDIARIES
----------------------------------------------------------------------------------------------
                                         For the quarter ended            For the nine months
Dollars in thousands                         September 30,                ended September 30,
 except per share data                     1995         1994               1995       1994
----------------------------------------------------------------------------------------------
INTEREST INCOME
Loans                                    $149,832      $122,203          $432,891    $341,245
Short-term investments                      2,103           586             4,801       2,008
Interest and dividends on securities:
 United States Treasury and
 Government agencies                       13,147         8,662            35,794      22,954
 State and municipal bonds                  7,995         7,770            23,126      22,484
 Mortgage-backed securities                 4,298         3,900            12,098      11,280
 Other                                      2,445         2,158             7,024       7,251
----------------------------------------------------------------------------------------------
Total interest income                     179,820       145,279           515,734     407,222
----------------------------------------------------------------------------------------------
INTEREST EXPENSE
Deposits                                   66,574        46,970           189,268     126,284
Federal funds purchased and securities
 sold under agreements to repurchase        7,951         5,983            24,029      14,856
Other short-term borrowings                 5,944         2,810            11,853       7,885
Long-term debt                              4,847         2,230            14,575       5,805
----------------------------------------------------------------------------------------------
Total interest expense                     85,316        57,993           239,725     154,830
----------------------------------------------------------------------------------------------
Net interest income                        94,504        87,286           276,009     252,392
Provision for credit losses                 2,828         3,046             9,298      10,822
----------------------------------------------------------------------------------------------
Net interest income after
 provision for credit losses               91,676        84,240           266,711     241,570
----------------------------------------------------------------------------------------------
NONINTEREST INCOME
Trust fees and commissions                  3,685         3,526            11,182      10,872
Service charges on deposit accounts        10,847        10,171            31,286      29,068
Other service charges, fees
 and commissions                           16,046        12,897            44,873      35,438
Other                                       6,791         2,128            12,663      10,231
Gain (loss) on sale of securities             111          (327)              (37)       (812)
----------------------------------------------------------------------------------------------
Total noninterest income                   37,480        28,395            99,967      84,797
----------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Employee compensation and benefits         41,686        36,385           118,430     105,424
Outside services                            9,970         8,132            28,639      23,708
Equipment                                   5,524         5,075            16,626      16,179
Net occupancy                               5,577         5,356            16,322      15,101
Insurance and miscellaneous taxes           1,379         4,932            11,556      14,395
Marketing                                   2,776         2,514             7,919       7,456
Postage and courier                         2,738         2,442             8,200       7,187
Supplies                                    1,745         1,767             5,568       5,425
Telephone                                   1,902         2,020             5,862       5,616
Other                                       6,353         5,874            16,783      17,326
----------------------------------------------------------------------------------------------
Total noninterest expense                  79,650        74,497           235,905     217,817
----------------------------------------------------------------------------------------------
Income before taxes                        49,506        38,138           130,773     108,550
Provision for income taxes                 16,634        11,077            40,885      32,651
----------------------------------------------------------------------------------------------
Net income                               $ 32,872      $ 27,061          $ 89,888    $ 75,899
==============================================================================================
Primary earnings per share               $    .90      $    .76          $   2.44    $   2.14
Fully diluted earnings per share              .88           .72              2.35        2.03
Dividends declared per share                  .22           .18               .66         .54
==============================================================================================

The accompanying notes are an integral part of the financial statements. CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
WEST ONE BANCORP AND SUBSIDIARIES
------------------------------------------------------------------------------
                                                     For the nine months ended
                                                            September 30,
Dollars in thousands                                       1995        1994
------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                               $89,888      $75,899
Adjustments to reconcile net income to net
 cash provided by operating activities:
 Provision for credit losses                               9,298       10,822
 Depreciation of premises and equipment                   13,230       12,193
 Amortization and accretion of premiums and discounts      7,639        8,483
 Amortization of intangible and other assets               8,350        8,595
 Originations of real estate loans held for sale        (228,898)    (220,808)
 Proceeds from real estate and other loans sold          249,772      248,046
 Net gain on sale of real estate and other loans          (7,326)      (2,740)
 Net loss on sale of securities                               37          813
 Purchase of trading account securities                  (90,752)     (68,271)
 Sale of trading account securities                       90,624       68,881
Change in assets and liabilities:
 Interest receivable                                      (6,706)     (10,191)
 Other assets                                             (3,377)      (5,759)
 Other liabilities                                        18,439          999
------------------------------------------------------------------------------
Net cash provided by operating activities                150,218      126,962
------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Change in short-term investments,
 maturities less than 90 days                           (124,262)     (36,702)
Purchase of securities available for sale               (456,928)    (481,190)
Maturity of securities available for sale                251,449      263,157
Sale of securities available for sale                    197,689      253,218
Purchase of securities held to maturity                  (51,402)     (62,538)
Maturity of securities held to maturity                   25,233       25,564
Sale of securities held to maturity                        3,894          --
Change in net loans and leases                          (421,926)    (481,977)
Purchase of premises and equipment                        (8,549)     (12,564)
Sale of premises and equipment                               158          228
Additions to intangible assets                            (6,517)      (8,984)
Sale of other real estate owned                            5,046        6,016
Cash provided by acquisitions                              4,342      175,874
------------------------------------------------------------------------------
Net cash used by investing activities                   (581,773)    (359,898)
------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
WEST ONE BANCORP AND SUBSIDIARIES
------------------------------------------------------------------------------
                                                     For the nine months ended
                                                            September 30,
Dollars in thousands                                       1995        1994
------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Change in deposits                                       261,348      349,340
Change in short-term borrowings,
 maturities less than 90 days                           (139,904)    (106,069)
Proceeds from short-term borrowings                      229,871       37,324
Payments on short-term borrowings                        (28,816)     (44,912)
Additions to long-term debt                              142,556       80,000
Payments on long-term debt                               (29,864)      (8,309)
Proceeds from issuance of common stock                     3,375        6,844
Repurchase of common stock                               (90,897)         --
Cash dividends paid                                      (23,804)     (18,859)
------------------------------------------------------------------------------
Net cash provided by financing activities                323,865      295,359
------------------------------------------------------------------------------
Net (decrease) increase in cash and due from banks      (107,690)      62,423
Cash and due from banks-January 1                        632,577      450,384
------------------------------------------------------------------------------
Cash and due from banks-September 30                    $524,887     $512,807

==============================================================================
SUPPLEMENTAL INFORMATION:
Interest paid                                           $234,005     $150,981
Income taxes paid                                         36,340       39,436
NONCASH ACTIVITIES:
Redemption of convertible subordinated debentures         49,883          --
Loans held for sale transferred to the loan portfolio     24,715       22,772
Loan charge-offs                                          14,617       13,861
Transfer of loans to other real estate owned               2,133        8,256
Tax benefit of stock options exercised                       582          829
Dividends declared not paid                                8,123        6,400
Acquisitions:
 Securities and short-term investments                       --        52,199
 Net loans                                                   --        41,601
 Premises and equipment                                      250        2,028
 Intangible assets                                           161       11,249
 Other assets, net                                           --            54
 Deposits                                                  4,750      276,636
 Equity                                                      --        10,369
==============================================================================

















The accompanying notes are an integral part of the financial statements.

NOTES TO QUARTERLY CONSOLIDATED FINANCIAL STATEMENTS
West One Bancorp and Subsidiaries

------------------------------------------------------------------------------

These statements are unaudited financial statements and should be read in conjunction with the 1994 Annual Report of West One Bancorp and Subsidiaries (West One). All adjustments (consisting only of normal recurring accruals and the acquisitions as discussed below) which are, in the opinion of management, necessary to present fairly the consolidated financial position, results of operations and cash flows have been made in the accompanying financial statements.

MERGER WITH U. S. BANCORP
------------------------

On May 5, 1995, U. S. Bancorp entered into an Agreement and Plan of Merger (the Merger Agreement) with West One Bancorp, an Idaho corporation (West One), pursuant to which West One will be merged with and into U. S. Bancorp (the Merger). As a result of the Merger, each outstanding share of West One's common stock, par value $1.00 per share (West One Common Stock), will be converted into 1.47 shares of U. S. Bancorp Common Stock, par value $5.00 per share (U. S. Bancorp Common Stock). The Merger Agreement was approved by the shareholders of West One Bancorp and U. S. Bancorp on October 3, 1995. The Merger is subject to approval by certain regulatory agencies and is expected to be completed by year-end 1995 as a pooling of interests.

As a condition to entering into the Merger Agreement, on May 6, 1995, U. S. Bancorp and West One entered into (i) a Stock Option Agreement between West One, as issuer, and U. S. Bancorp, as grantee (the West One Stock Option Agreement), pursuant to which West One granted to U. S. Bancorp the right upon the terms and subject to the conditions set forth therein, to purchase up to 19.9% of the outstanding shares of West One Common Stock at a price of $34.00 per share, and (ii) a Stock Option Agreement between U. S. Bancorp, as issuer, and West One as grantee (the U. S. Bancorp Stock Option Agreement), pursuant to which U. S. Bancorp granted to West One the right to purchase up to 19.9% of the outstanding shares of U. S. Bancorp Common Stock at a price of $28.00 per share.

RECLASSIFICATION
----------------

Certain reclassifications of 1994 amounts were made to conform with the 1995 presentation, none of which affects previously reported net income.

SALE OF HELD-TO-MATURITY SECURITIES
-----------------------------------

In the first nine months of 1995, held-to-maturity securities of four issuers were sold because downgrades in credit quality caused the securities to fall below West One's investment policy guidelines. The combined amortized cost of the securities sold was $3.8 million and a net gain of $50 thousand was realized on the sales.

ACQUISITIONS
------------

West One acquired the financial institutions listed below in transactions accounted for as poolings of interests. The acquisitions were not material to West One's financial position, results of operations and cash flows and prior year financial statements have not been restated.

o November 10, 1994, National Security Bank with assets of $132 million in exchange for 1,101,832 shares of West One Common Stock.

o September 2, 1994, Valley Commercial Bank, a two-branch $64 million bank headquartered in Clarkston, Washington, in exchange for 404,523 shares of West One Bancorp common stock.

o January 21, 1994, Idaho State Bank with assets of $50 million in exchange for 133,332 shares of West One Bancorp common stock.

On April 15, 1994, West One Bancorp acquired ten Far West Federal Savings Bank branches in Oregon from the Resolution Trust Corporation. The transaction included the receipt of $160 million in cash, $2 million of premises and equipment, $11 million of intangible assets and the assumption of $173 million of deposits and other liabilities. The transaction was accounted for as a purchase.



OTHER EVENTS
------------

During the third quarter of 1995, West One called and redeemed outstanding 7.75% convertible subordinated debentures due 2006 with $77 million of treasury stock purchased during the second quarter of 1995.

In May 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 122, "Accounting for Mortgage Servicing Rights" which becomes effective in 1996. During the first quarter of 1995, West One implemented SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," SFAS No. 116, "Accounting for Contributions Received and Contributions Made" and SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures." None of these statements have had or is expected to have a material effect on West One's financial condition, results of operations, cash flows or related disclosures.

                                U. S. BANCORP AND SUBSIDIARIES

                               PRO FORMA CONDENSED BALANCE SHEET

                                      SEPTEMBER 30, 1995
                                        (IN THOUSANDS)
                                          (UNAUDITED)

                                                                    PRO FORMA     PRO FORMA
                                    U. S. BANCORP    WEST ONE      ADJUSTMENTS     COMBINED
                                    -------------  -----------     -----------     --------
ASSETS
Cash and due from banks............  $ 1,483,046   $  524,887                   $ 2,007,933
Federal funds sold, security
 resell agreements and other
 short-term investments............      182,488      236,216                       418,704
Trading account securities.........      172,943          827                       173,770
Loans held for sale................       95,910       48,849                       144,759
Securities available for sale, at
 fair value (amortized cost:
 $1,213,117; $1,163,004; $2,376,121)   1,236,836    1,165,851                     2,402,687
Securities held to maturity, at
 amortized cost (fair value:
 $1,175,196; $614,782; $1,789,978)     1,173,697      602,386                     1,776,083
Loans and lease financing, net of
 unearned income...................   16,114,898    6,414,963                    22,529,861
Allowance for credit losses........     (318,261)     (83,094)                     (401,355)
                                     -----------   ----------    ---------      -----------
Net loans and lease financing......   15,796,637    6,331,869           -        22,128,506
Other assets.......................    1,459,279      333,618                     1,792,897
                                     -----------   ----------    ---------      -----------
                                     $21,600,836   $9,244,503    $      -       $30,845,339
                                     ===========   ==========    =========      ===========
LIABILITIES
Deposits:
Noninterest-bearing deposits.......  $ 4,071,392   $1,437,361                   $ 5,508,753
Interest-bearing deposits..........   11,468,559    5,639,619                    17,108,178
                                     -----------   ----------    ---------      -----------
     Total deposits................   15,539,951    7,076,980           -        22,616,931
Federal funds purchased and
 security repurchase agreements....    1,862,465      627,013                     2,489,478
Commercial paper and other short-
 term borrowings...................      652,487      361,565                     1,014,052
Long-term debt.....................      821,760      315,887                     1,137,647
Other liabilities..................      772,794      104,176       69,400 (D)      946,370
                                     -----------   ----------    ---------      -----------
     Total liabilities.............   19,649,457    8,485,621       69,400       28,204,478

SHAREHOLDERS' EQUITY
Preferred stock....................      150,000         -                          150,000
Common stock.......................      491,694       36,923      234,313 (B)      762,930
Capital surplus....................      353,008      290,191     (234,313)(B)      408,886
Retained earnings..................      943,411      430,087      (69,400)(D)    1,304,098
Net unrealized gain on securities
 available for sale, net of tax....       13,266        1,681                        14,947
                                     -----------   ----------    ---------      -----------
Total shareholders' equity.........    1,951,379      758,882      (69,400)       2,640,861
                                     -----------   ----------    ---------      -----------
                                     $21,600,836   $9,244,503    $     -        $30,845,339
                                     ===========   ==========    =========      ===========

See Accompanying Notes to Pro Forma Condensed Financial Statements.

                                U. S. BANCORP AND SUBSIDIARIES
                            PRO FORMA CONDENSED STATEMENT OF INCOME
                         FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                          (UNAUDITED)

                                                                    PRO FORMA     PRO FORMA
                                    U. S. BANCORP  WEST ONE(A)     ADJUSTMENTS     COMBINED
                                    -------------  -----------     -----------     --------
INTEREST INCOME
Loans, lease financing and loans
 held for sale, including fees.....  $ 1,121,516   $  456,639    $              $ 1,578,155
Securities.........................      110,612       77,872                       188,484
Trading account securities.........        7,089          170                         7,259
Interest-bearing deposits and short-
 term investments..................        6,161        4,801                        10,962
                                     -----------   ----------    ---------      -----------
     Total interest income.........    1,245,378      539,482        -            1,784,860
                                     -----------   ----------    ---------      -----------
INTEREST EXPENSE
Deposits...........................      332,265      189,268                       521,533
Short-term borrowings..............      120,885       35,882                       156,767
Long-term debt.....................       45,667       14,575                        60,242
                                     -----------   ----------    ---------      -----------
     Total interest expense........      498,817      239,725         -             738,542
                                     -----------   ----------    ---------      -----------
NET INTEREST INCOME................      746,561      299,757         -           1,046,318
Provision for credit losses........       63,421        9,298                        72,719
                                     -----------   ----------    ---------      -----------
  Net interest income after
  provision for credit losses......      683,140      290,459         -             973,599
NONINTEREST REVENUES
Service charges on deposit accounts      112,279       31,286                       143,565
Bank card revenue, net.............       45,924       10,398                        56,322
Trust and investment management....       38,586       11,182                        49,768
Exchange fees......................       22,707        8,737                        31,444
Mortgage banking income, net.......        5,095       10,905                        13,433
Other operating revenue............       82,395       18,666                       101,061
Equity investment income...........        3,270          -                           3,270
Securities gains (losses)..........        2,307          (37)                        2,270
                                     -----------   ----------    ---------      -----------
     Total noninterest revenues....      312,563       91,137         -             401,133
                                     -----------   ----------    ---------      -----------
NONINTEREST EXPENSE
Employee compensation and benefits.      312,151      144,745                       454,329
Net occupancy expense..............       47,800       16,322                        64,122
Equipment rentals, depreciation,
 and maintenance...................       71,100       16,626                        87,726
Regulatory agency fees.............       22,598        8,134                        30,732
Other operating expense............      202,290       64,996                       267,286
                                     -----------   ----------    ---------      -----------
     Total noninterest expense.....      655,939      250,823         -             904,195
                                     -----------   ----------    ---------      -----------
Income before income taxes.........      339,764      130,773         -             470,537
Provision for income taxes.........      122,056       40,885                       162,941
                                     -----------   ----------    ---------      -----------
     Net income....................  $   217,708   $   89,888    $    -         $   307,596
                                     ===========   ==========    =========      ===========

Average common shares outstanding:
  U. S. Bancorp....................       98,213
  West One
    Primary........................                    36,779
    Fully diluted..................                    38,860
  Pro Forma........................                                                 151,535

Earnings per common share:
  U. S. Bancorp....................        $2.12
  West One
    Primary........................                     $2.44
    Fully diluted..................                      2.35
  Pro forma earnings per common share                                              $1.96 (C)

See Accompanying Notes to Pro Forma Condensed Financial Statements.

                                U. S. BANCORP AND SUBSIDIARIES
                            PRO FORMA CONDENSED STATEMENT OF INCOME
                             FOR THE YEAR ENDED DECEMBER 31, 1994
                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                          (UNAUDITED)

                                                                    PRO FORMA     PRO FORMA
                                    U. S. BANCORP  WEST ONE(A)     ADJUSTMENTS     COMBINED
                                    -------------  -----------     -----------     --------
INTEREST INCOME
Loans, lease financing and loans
 held for sale, including fees.....  $ 1,283,092   $  498,241    $              $ 1,781,333
Securities.........................      175,150       88,015                       263,165
Trading account securities.........        8,931           93                         9,024
Interest-bearing deposits and short-
 term investments..................       12,912        2,907                        15,819
                                     -----------   ----------    ---------      -----------
     Total interest income.........    1,480,085      589,256        -            2,069,341
                                     -----------   ----------    ---------      -----------
INTEREST EXPENSE
Deposits...........................      344,194      179,639                       523,833
Short-term borrowings..............      102,997       32,575                       135,572
Long-term debt.....................       70,736        9,147                        79,883
                                     -----------   ----------    ---------      -----------
     Total interest expense........      517,927      221,361         -             739,288
                                     -----------   ----------    ---------      -----------
NET INTEREST INCOME................      962,158      367,895         -           1,330,053
Provision for credit losses........      106,868       13,278                       120,146
                                     -----------   ----------    ---------      -----------
  Net interest income after
  provision for credit losses......      855,290      354,617         -           1,209,907
NONINTEREST REVENUES
Service charges on deposit accounts      151,990       39,536                       191,526
Bank card revenue, net.............       61,172       11,486                        72,658
Trust and investment management....       51,082       14,201                        65,283
Exchange fees......................       31,545        7,502                        39,047
Mortgage banking income, net.......       17,308        9,651                        26,959
Credit reporting revenue...........       13,204          -                          13,204
Other operating revenue............       80,511       22,630                       103,141
Equity investment income (loss)....       (5,429)         -                          (5,429)
Securities gains (losses)..........       (8,145)      (1,067)                       (9,212)
Gain on sale of operations and loans      62,883          -                          62,883
                                     -----------   ----------    ---------      -----------
     Total noninterest revenues....      456,121      103,939         -             560,060
NONINTEREST EXPENSE
Employee compensation and benefits.      475,323      171,833                       647,156
Net occupancy expense..............       67,121       20,604                        87,725
Equipment rentals, depreciation,
 and maintenance...................      107,554       21,942                       129,496
Regulatory agency fees.............       39,635       14,887                        54,522
Restructure charge.................      100,000          -                         100,000
Other operating expense............      305,682       82,189                       387,871
                                     -----------   ----------    ---------      -----------
     Total noninterest expense.....    1,095,315      311,455         -           1,406,770
                                     -----------   ----------    ---------      -----------
Income before income taxes.........      216,096      147,101         -             363,197
Provision for income taxes.........       64,601       43,930                       108,531
                                     -----------   ----------    ---------      -----------
     Net income....................  $   151,495   $  103,171    $    -         $   254,666
                                     ===========   ==========    =========      ===========

Average common shares outstanding:
  U. S. Bancorp....................       99,448
  West One
    Primary........................                    35,812
    Fully diluted..................                    38,497
  Pro Forma........................                                                 151,392

Earnings per common share:
  U. S. Bancorp....................        $1.40
  West One
    Primary........................                     $2.88
    Fully diluted..................                      2.74
  Pro forma earnings per common share                                              $1.60 (C)

See Accompanying Notes to Pro Forma Condensed Financial Statements.

                                U. S. BANCORP AND SUBSIDIARIES
                            PRO FORMA CONDENSED STATEMENT OF INCOME
                             FOR THE YEAR ENDED DECEMBER 31, 1993
                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                          (UNAUDITED)

                                                                    PRO FORMA     PRO FORMA
                                    U. S. BANCORP  WEST ONE(A)     ADJUSTMENTS     COMBINED
                                    -------------  -----------     -----------     --------
INTEREST INCOME
Loans, lease financing and loans
 held for sale, including fees.....  $ 1,212,461   $  429,660    $              $ 1,642,121
Securities.........................      202,560       93,404                       295,964
Trading account securities.........        8,607          107                         8,714
Interest-bearing deposits and short-
 term investments..................       10,068        1,264                        11,332
                                     -----------   ----------    ---------      -----------
     Total interest income.........    1,433,696      524,435        -            1,958,131
                                     -----------   ----------    ---------      -----------
INTEREST EXPENSE
Deposits...........................      365,791      160,076                       525,867
Short-term borrowings..............       58,934       25,135                        84,069
Long-term debt.....................       80,860        8,224                        89,084
                                     -----------   ----------    ---------      -----------
     Total interest expense........      505,585      193,435         -             699,020
                                     -----------   ----------    ---------      -----------
NET INTEREST INCOME................      928,111      331,000         -           1,259,111
Provision for credit losses........       92,851       13,383                       106,234
                                     -----------   ----------    ---------      -----------
  Net interest income after
  provision for credit losses......      835,260      317,617         -           1,152,877
NONINTEREST REVENUES
Service charges on deposit accounts      134,668       36,588                       171,256
Bank card revenue, net.............       59,122        9,719                        68,841
Trust and investment management....       48,678       13,627                        62,305
Exchange fees......................       28,051        6,383                        34,434
Mortgage banking income, net.......       28,786        8,718                        37,504
Credit reporting revenue...........       33,984          -                          33,984
Other operating revenue............       99,389       17,652                       117,041
Equity investment income...........       33,973          -                          33,973
Securities gains (losses)..........           11          495                           506
Gain on sale of mortgage loan
 servicing rights..................       55,846          -                          55,846
Gain on sale of operations and loans       9,311          -                           9,311
                                     -----------   ----------    ---------      -----------
     Total noninterest revenues....      531,819       93,182         -             625,001
NONINTEREST EXPENSE
Employee compensation and benefits.      495,224      158,684                       653,908
Net occupancy expense..............       65,931       19,571                        85,502
Equipment rentals, depreciation,
 and maintenance...................       90,237       21,725                       111,962
Regulatory agency fees.............       41,335       13,600                        54,935
Other operating expense............      290,103       76,641                       366,744
                                     -----------   ----------    ---------      -----------
     Total noninterest expense.....      982,830      290,221         -           1,273,051
                                     -----------   ----------    ---------      -----------
Income before income taxes.........      384,249      120,578         -             504,827
Provision for income taxes.........      126,300       37,391                       163,691
                                     -----------   ----------    ---------      -----------
     Net income....................  $   257,949   $   83,187    $    -         $   341,136
                                     ===========   ==========    =========      ===========
Average common shares outstanding:
  U. S. Bancorp....................       99,327
  West One
    Primary........................                    33,292
    Fully diluted..................                    35,996
  Pro Forma........................                                                 147,518

Earnings per common share:
  U. S. Bancorp....................        $2.47
  West One
    Primary........................                     $2.50
    Fully diluted..................                      2.38
  Pro forma earnings per common share                                              $2.23 (C)


See Accompanying Notes to Pro Forma Condensed Financial Statements.

                                U. S. BANCORP AND SUBSIDIARIES
                            PRO FORMA CONDENSED STATEMENT OF INCOME
                             FOR THE YEAR ENDED DECEMBER 31, 1992
                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                          (UNAUDITED)

                                                                    PRO FORMA     PRO FORMA
                                    U. S. BANCORP  WEST ONE(A)     ADJUSTMENTS     COMBINED
                                    -------------  -----------     -----------     --------
INTEREST INCOME
Loans, lease financing and loans
 held for sale, including fees.....  $ 1,302,003   $  354,699    $              $ 1,656,702
Securities.........................      163,382       87,220                       250,602
Trading account securities.........        9,480          136                         9,616
Interest-bearing deposits and short-
 term investments..................       16,609        8,142                        24,751
                                     -----------   ----------    ---------      -----------
     Total interest income.........    1,491,474      450,197        -            1,941,671
                                     -----------   ----------    ---------      -----------
INTEREST EXPENSE
Deposits...........................      448,372      160,138                       608,510
Short-term borrowings..............       89,524       24,906                       114,430
Long-term debt.....................       93,220       10,046                       103,266
                                     -----------   ----------    ---------      -----------
     Total interest expense........      631,116      195,090         -             826,206
                                     -----------   ----------    ---------      -----------
NET INTEREST INCOME................      860,358      255,107         -           1,115,465
Provision for credit losses........      134,454       14,308                       148,762
                                     -----------   ----------    ---------      -----------
  Net interest income after
  provision for credit losses......      725,904      240,799         -             966,703
NONINTEREST REVENUES
Service charges on deposit accounts      120,102       30,882                       150,984
Bank card revenue, net.............       50,163        6,994                        57,157
Trust and investment management....       45,738       11,819                        57,557
Exchange fees......................       24,333        4,543                        28,876
Mortgage banking income, net.......       57,970        9,748                        67,718
Credit reporting revenue...........       33,315          -                          33,315
Other operating revenue............       86,059       13,899                        99,958
Equity investment income...........       12,928          -                          12,928
Securities gains (losses)..........          438        1,690                         2,128
Gain on sale of mortgage loan
 servicing rights..................        7,467          -                           7,467
Gain on sale of loans..............        4,988          -                           4,988
                                     -----------   ----------    ---------      -----------
     Total noninterest revenues....      443,501       79,575         -             523,076
NONINTEREST EXPENSE
Employee compensation and benefits.      436,633      122,672                       559,305
Net occupancy expense..............       55,709       15,255                        70,964
Equipment rentals, depreciation,
 and maintenance...................       73,703       17,174                        90,877
Regulatory agency fees.............       36,095       11,389                        47,484
Other operating expense............      266,643       62,557                       329,200
                                     -----------   ----------    ---------      -----------
     Total noninterest expense.....      868,783      229,047         -           1,097,830
                                     -----------   ----------    ---------      -----------
Income before income taxes.........      300,622       91,327         -             391,949
Provision for income taxes.........       92,548       27,955                       120,503
                                     -----------   ----------    ---------      -----------
Income before cumulative effect
 of accounting changes.............  $   208,074   $   63,372    $    -         $   271,446
                                     ===========   ==========    =========      ===========

Average common shares outstanding:
  U. S. Bancorp....................       98,650
  West One
    Primary........................                    30,343
    Fully diluted..................                    33,126
  Pro Forma........................                                                 142,609

Earnings per common share before
 cumulative effect of accounting
 changes:
  U. S. Bancorp....................        $2.05
  West One
    Primary........................                     $2.09
    Fully diluted..................                      1.98
  Pro forma earnings per common share                                              $1.87 (C)

See Accompanying Notes to Pro Forma Condensed Financial Statements.

               NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

(A) Certain reclassifications have been made to the condensed consolidated statements of income of West One as discussed below in order to present the operations of both companies on a consistent basis of accounting for purposes of the pro forma combined statements (amounts in thousands):

Loan fees and direct loan origination costs in excess of deferred amount are presented gross as components of interest income, mortgage banking income, and employee compensation and benefits expense, as follows:

                              NINE MONTHS          FOR THE YEAR ENDED
                                 ENDED                DECEMBER 31,
                              SEPTEMBER 30,   -------------------------------
                                  1995          1994        1993       1992
                              -------------   -------     -------    --------
Increase in:
Loan fees.....................   $23,748      $26,270     $27,110     $16,409
Mortgage banking income, net..     2,567        3,051       2,688       2,239
Employee compensation and
 benefits....................     26,315       29,321      29,798      18,648

Bank card revenue and expense and mortgage banking income and expense have been reclassified from other operating revenue and other operating expense to bank card revenue, net, and mortgage banking income, net, respectively, in noninterest revenues as follows:

                              NINE MONTHS          FOR THE YEAR ENDED
                                 ENDED                DECEMBER 31,
                              SEPTEMBER 30,   -------------------------------
                                  1995          1994        1993       1992
                              -------------   -------     -------    --------
Increase in:
Bank card revenue, net........   $10,398      $11,486      $9,719      $6,994
Mortgage banking income, net..     8,338        6,600       6,030       7,509

ATM expenses have been reclassified from other expenses to be shown net with ATM revenue in other operating revenue as follows:

                              NINE MONTHS          FOR THE YEAR ENDED
                                 ENDED                DECEMBER 31,
                              SEPTEMBER 30,   -------------------------------
                                  1995          1994        1993       1992
                              -------------   -------     -------    --------
Decrease in other
 operating revenue ...........    $1,334       $1,359      $1,214      $648

In the restated financial statements of U. S. Bancorp to be filed with its Annual Report on Form 10-K for the year ended December 31, 1995, there may be other reclassifications to conform certain West One reporting or accounting practices to those of U. S. Bancorp.

(B) Pooling adjustments to reflect the exchange of 54,276,570 shares of U. S. Bancorp Common Stock for 36,922,837 shares of West One Common Stock outstanding at September 30, 1995.

(C) Pro forma earnings per share are computed by dividing pro forma net income less preferred dividends by the historical weighted average number of shares of U. S. Bancorp Common Stock outstanding for each period, adjusted to give effect to the new shares assumed to be issued at the beginning of each period presented. Pro forma earnings per share on a fully diluted basis is not presented as the dilution is not material.

(D) Reflects merger and integration costs of $69.4 million after-tax recognized during the fourth quarter of 1995 primarily for employee severance, payments to retain certain employees through scheduled termination dates, and costs to eliminate redundant computer systems, administrative functions, premises, and other equipment, as well as professional fees. Although a substantial majority of such costs were recognized during 1995, as the integration process continues, additional merger and integration costs are expected to be recognized during the first half of 1996.

Management plans to reduce the aggregate number of employees by approximately 1,100 upon completion of the Merger integration. The costs are based upon average costs for similar programs and actual amounts due upon displacement of certain employees and include severance benefits, outplacement programs, and health benefits during the severance period.

Management's review of the two companies' computer systems resulted in the identification of certain hardware and software that will be retired and/or sold. Management also intends to reduce the number of branches and offices maintained in accordance with those plans. Furniture and equipment will be sold or retired. The costs of reducing the number of branches, offices and related furniture and equipment have been contemplated in the Merger-related expense estimate.

Investment adviser fees payable upon consummation of the Merger and accountant and attorney's professional fees directly attributable to the Merger are being accrued.

In connection with obtaining required regulatory approvals of the Merger,
U. S. Bancorp agreed to divest certain of the combined companies' branches with deposits totaling $720 million and loans totaling $460 million in 1996. The effect of such divestitures on financial statement amounts, revenues, operating expenses and merger and integration costs have not been reflected in the pro forma combined financial statements, but the financial impact of such divestitures is not expected to be material to the business, operations or financial condition of U. S. Bancorp and its subsidiaries, taken as a whole.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        U. S. Bancorp
                                        (Registrant)


                                        By /s/ Steven P. Erwin
                                          Steven P. Erwin
                                          Executive Vice President and
                                          Chief Financial Officer

Dated:  February 5, 1996

                               INDEX TO EXHIBITS


2 Agreement and Plan of Merger dated as of May 5, 1995, between the registrant and West One Bancorp. Incorporated by reference to Exhibit 2 to the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995.

23 Consent of Coopers & Lybrand L.L.P. Incorporated by reference to Exhibit 23 to the registrant's Current Report on Form 8-K dated August 30, 1995.